UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4077

Name of Fund:  Merrill Lynch U.S. Government Mortgage Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. Government Mortgage Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report






(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2003


Merrill Lynch
U.S. Government
Mortgage Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch U.S. Government Mortgage Fund


DEAR SHAREHOLDER


Economic Environment
During the six-month period ended February 28, 2003, short-, intermediate- and long-term Treasury yields moved to historical lows. The Federal Reserve Board elected to lower the key Federal Funds rate by 50 basis points (.50%) in an effort to once again try to stimulate a weakening U.S. economy. However, housing was the one sector that showed strength, as it was supported by lower borrowing costs. Lower interest rates also kept refinance volume heavy. The Mortgage Bankers Association Index of refinance volume reached a record high during the period with homeowners taking advantage of historically low mortgage rates. Although interest rates ended the six-month period much lower from where they began, there was considerable interest rate volatility. For example, the ten-year Treasury yield, a benchmark for mortgage-backed securities (MBS), ended the six-month period 45 basis points lower from where it began. However, its yield reached a high of 4.26% and a low of 3.57% for almost a 70 basis point range during the six months ended February 28, 2003.


Portfolio Strategy
For the six-month period ended February 28, 2003, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +2.91%, +2.62%, +2.60% and +2.89%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) This compares to the +3.07% total return for the Fund's unmanaged benchmark, the Salomon Smith Barney (SSB) Mortgage Index for the same period. MBS underperformed both the credit and Treasury sectors of the Salomon Broad Investment Grade Index. Corporate spreads narrowed after widening dramatically the previous period. Additionally, because of historically low mortgage rates and historically high prepayments, the duration of the MBS index continued to shorten. The effective duration of the SSB Mortgage Index as of February 28, 2003 was less than 1.5 years, making it difficult to compete with a very strong U.S. Treasury market. However on a duration-adjusted basis, MBS performed very well compared to their Treasury benchmarks.

We managed the Fund with duration slightly longer than that of the SSB Mortgage Index. We had an ongoing strategy of barbelling around the most prepayment-sensitive MBS, namely 30-year 6.5% MBS. This strategy worked well with surrounding coupons of 6% and 7%, outperforming on a total rate of return basis. Additionally, much of the portfolio was able to participate in the dollar roll program. Because of continued demand for MBS funding collateralized mortgage obligation activity as well as outright purchases, the dollar roll markets are likely to remain robust. The Fund was able to finance much of the collateral position at financing levels that were better than if we were to hold them. The Fund was also able to add incremental return by exploiting advantageous financing levels available on forward purchases.

Although the Fund was heavily weighted in MBS during the period, there was a tactical allocation to U.S. Treasury securities, which we purchased as yields reached the high end of our anticipated trading range and were sold as yields reached the low end. The
Fund's weighting in U.S. Treasury securities provided more positive convexity than the benchmark. This greatly helped the Fund's performance as interest rates fell and prices rose. The Fund's multi-family position also contributed to performance. These Fannie Mae pools have prepayment protection and thus performed well in a falling interest rate environment. The stated final maturities on our U.S. Treasury securities and multi-family pools helped these securities appreciate as they rolled down a very steep Treasury yield curve.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003



Going forward, we will continue to strive to protect the Fund from the adverse effects of prepayments. Additionally, as long as interest rates remain low, we will look to further position the Fund with more positively convex securities while maintaining duration similar to that of the benchmark. Although MBS yield spreads have tightened dramatically, we believe they still offer a significant yield advantage over their Treasury benchmarks and that their excellent liquidity and credit quality make them a prudent fixed income investment.


In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.
Government Mortgage Fund, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Frank Viola)
Frank Viola
Vice President and Portfolio Manager



(Teresa L. Giacino)
Teresa L. Giacino
Vice President and Portfolio Manager



March 26, 2003



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through five pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                     Ten-Year/
                                                      6-Month        12-Month     Since Inception     Standardized
As of February 28, 2003                             Total Return   Total Return     Total Return      30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares*        +2.91%         +7.42%           +86.29%            2.62%
ML U.S. Government Mortgage Fund Class B Shares*        +2.62          +6.59            +74.04             1.96
ML U.S. Government Mortgage Fund Class C Shares*        +2.60          +6.54            +74.04             1.91
ML U.S. Government Mortgage Fund Class D Shares*        +2.89          +7.15            +83.26             2.38
ML U.S. Government Mortgage Fund Class R Shares*         --             --              + 1.26             3.23
Salomon Smith Barney Mortgage Index**                   +3.07          +7.67    +99.91 /+94.76 /+0.68        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/inception periods are from 10/21/94 for Class A &
Class C Shares, ten years for Class B & Class D Shares and from
1/03/03 for Class R Shares.
**This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Ten year/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


PERFORMANCE DATA (concluded)


Average Annual Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/03                     +7.42%         +3.12%
Five Years Ended 2/28/03                   +6.88          +6.01
Inception (10/21/94) through 2/28/03       +7.73          +7.20

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 2/28/03                     +6.59%         +2.59%
Five Years Ended 2/28/03                   +6.06          +5.74
Ten Years Ended 2/28/03                    +5.70          +5.70

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 2/28/03                     +6.54%         +5.54%
Five Years Ended 2/28/03                   +6.01          +6.01
Inception (10/21/94) through 2/28/03       +6.86          +6.86

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 2/28/03                     +7.15%         +2.86%
Five Years Ended 2/28/03                   +6.61          +5.75
Ten Years Ended 2/28/03                    +6.24          +5.81

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Aggregate Total Return

                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 2/28/03                       +1.26%




Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


SCHEDULE OF INVESTMENTS

                                                      Face      Interest          Original Maturity
Issue                                                Amount       Rate                 Date(s)                     Value
Non-U.S.Government Agency Mortgage-Backed Obligations*--0.8%

ABN AMRO Mortgage Corporation      02-6-A1     $   18,570,932     6.00   %            8/25/2032               $  18,904,837

Total Non-U.S. Government Agency Mortgage-Backed Obligations (Cost--$18,744,912)                                 18,904,837


U.S.Government & Agency Obligations--3.3%

Fannie Mae                                         10,000,000     4.25                7/15/2007                  10,627,240

Freddie Mac Participation Certificates             25,000,000     5.75                4/29/2009                  26,007,450

U.S. Treasury Notes                                42,000,000     3.875               2/15/2013                  42,618,534

Total U.S. Government & Agency Obligations (Cost--$78,187,327)                                                   79,253,224


U.S.Government Agency Mortgage-Backed Obligations*--94.1%

Fannie Mae                                         20,000,000     5.00                  TBA(9)                   20,625,780
                                                   62,527,517     6.50          12/01/2008 - 2/01/2014           66,461,654
                                                  192,653,782     6.50        4/01/2026 - 12/01/2032(9)         201,561,837
                                                    6,508,556     7.00         11/01/2013 - 11/01/2014            6,951,197
                                                       52,052     7.00                8/01/2029                      54,927
                                                   39,999,210     7.50          11/01/2023 - 2/01/2033           42,642,399
                                                      177,247     8.00          9/01/2024 - 9/01/2027               193,099
                                                      185,866     8.50          5/01/2010 - 8/01/2012               204,098
                                                    4,402,833     8.50(3)             7/15/2023                   4,829,630
                                                    3,023,372     9.50                3/01/2020                   3,235,008
                                                    4,900,475    11.00         10/01/2011 - 11/01/2020            5,676,749
                                                      417,908    13.00          8/01/2013 - 3/01/2015               500,085

Fannie Mae                         #0385872         5,430,788     4.28(7)             3/01/2010                   5,569,327
Mortgage-Backed Securities--       #0385362        10,638,074     5.06(7)             8/01/2009                  11,276,033
Multi-Family++                     #0384636         3,710,760     5.50(2)             12/01/2011                  4,028,429
                                   #0629304         1,225,389     5.50(10)            3/01/2032                   1,255,678
                                   #0384603         6,060,512     5.55(2)             12/01/2011                  6,600,875
                                   #0384518        11,497,807     5.56(2)             12/01/2011                 12,523,718
                                   #0384693         3,459,947     5.60(7)             1/01/2007                   3,648,101
                                   #0384507         2,302,735     5.625(2)            11/01/2011                  2,517,942
                                   #0384046         3,931,965     5.669(7)            9/01/2006                   4,230,012
                                   #0460211         2,476,218     5.69(2)             12/01/2008                  2,716,542
                                   #0381208         1,898,144     5.71(2)             1/01/2009                   2,082,499
                                   #0384758        11,326,781     5.86(7)             1/01/2009                  12,428,835
                                   #0160465        32,052,856     6.16(8)             8/01/2013                  35,807,918
                                   #0073943         1,312,649     7.18(4)             2/01/2019                   1,503,669
                                   #0375052         4,500,526     7.50(2)             3/01/2027                   5,405,677
                                   #0160024           704,060     7.625(11)           11/01/2003                    705,855

Fannie Mae                         94-M1-IO        38,005,116     0.87(1)             10/25/2003                    121,616
Mortgage-Backed Securities--       98-M1-IO2       84,810,864     1.08422(1)          2/25/2013                   3,621,424
REMICs**--Multi-Family++           02-M2-N        173,925,980     1.68235(1)          8/25/2012                  18,349,104
                                   98-M3-B          1,498,070     6.45                8/17/2013                   1,512,824
                                   97-M8-A2        19,135,000     7.16                1/25/2022                  21,357,838
                                   96-M3-A2        23,977,219     7.41                3/25/2021                  24,115,282

Fannie Mae REMICs**                94-56-TB         5,239,230     6.50(1)             7/25/2022                     284,357
                                   Trust 273        1,330,301     7.00(1)             7/01/2026                     162,899
                                   96-W1-AL         4,820,599     7.25                3/25/2026                   5,072,590



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                                                      Face      Interest          Original Maturity
Issue                                                Amount       Rate                 Date(s)                     Value
U.S.Government Agency Mortgage-Backed Obligations* (concluded)

Freddie Mac                                    $          427    10.00   %            7/01/2019               $         485
Participation Certificates                          2,769,823    10.50          1/01/2010 - 9/01/2020             3,158,493
                                                      576,700    11.00          8/01/2010 - 9/01/2020               663,829
                                                      641,763    11.50          12/01/2011 - 6/01/2020              745,261
                                                      403,361    12.00          5/01/2010 - 6/01/2020               470,453
                                                      576,304    12.50          11/01/2014 - 7/01/2019              669,684
                                                    1,047,845    13.00          11/01/2009 - 2/01/2016            1,240,807

Freddie Mac                                       126,300,000     5.00                  TBA(9)                  130,488,740
Participation Certificates--Gold Program          241,000,000     5.50                  TBA(9)                  247,359,026
                                                  100,956,375     5.50        3/01/2013 - 12/01/2017(9)         105,360,687
                                                  138,778,974     6.00          4/01/2009 - 10/01/2017          145,626,583
                                                  134,456,732     6.00         6/01/2029 - 4/01/2032(9)         140,145,575
                                                  257,256,008     6.50        10/01/2028 - 3/15/2033(9)         269,119,844
                                                   18,200,146     7.00          8/01/2011 - 6/01/2016            19,454,525
                                                  222,036,096     7.00         7/01/2028 - 7/01/2032(9)         234,008,031
                                                    3,953,834     7.50          5/01/2009 - 10/01/2011            4,230,202
                                                  102,585,340     7.50        10/01/2029 - 3/01/2032(9)         109,360,685
                                                    4,270,827     8.00          1/01/2008 - 7/01/2012             4,608,479
                                                   15,652,347     8.00          10/01/2027 - 8/01/2032           16,869,470
                                                      977,040     8.50          1/01/2025 - 7/01/2025             1,061,312
                                                      681,021    10.50         10/01/2020 - 12/01/2020              789,539

Freddie Mac REMICs**               Trust 134          269,243     9.00(1)             4/01/2022                      29,359
                                   Trust 1220       1,404,305    10.00                2/15/2022                   1,411,659

Government National Mortgage Association           10,000,000     5.042               1/16/2029                  10,246,199
                                                      793,981     5.50          3/15/2029 - 4/15/2029               822,432
                                                    7,448,923     6.00          5/15/2024 - 11/15/2031            7,807,823
                                                   88,536,844     6.50          10/15/2023 - 3/15/2032           93,398,056
                                                   99,648,909     7.00          4/15/2023 - 5/15/2032           105,972,629
                                                   32,568,760     7.50          2/15/2025 - 12/15/2031           34,902,477
                                                   13,873,500     8.00          1/15/2024 - 8/15/2026            15,155,242
                                                    8,216,816    10.00         12/15/2015 - 12/15/2021            9,423,234
                                                       32,489    10.50          1/15/2016 - 4/15/2021                37,689
                                                           73    11.00                1/15/2016                          85
                                                          990    11.50                8/15/2013                       1,157

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$2,207,666,831)                               2,254,475,258


Short-Term Securities--33.5%


U.S. Government Agency             Fannie Mae     600,000,000     1.22                3/13/2003                 599,796,667
Obligations***                                    100,000,000     1.23                3/18/2003                  99,948,750




                                                    Shares
                                                     Held
Merrill Lynch Premier                               3,915,000                                                     3,915,000
Institutional Fund (a)(b)




                                                   Beneficial
                                                    Interest
Merrill Lynch Liquidity                           $ 4,785,000                                                     4,785,000
Series, LLC Money Market Series (a)(b)




Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


SCHEDULE OF INVESTMENTS (concluded)

                            Face
                           Amount                        Issue                                                     Value
Short-Term Securities (concluded)

Repurchase            $92,900,000   Morgan Stanley & Company, Inc., purchased on 2/28/2003 to yield
Agreements                          1.30% to 3/03/2003, repurchase price $92,910,064 collateralized by
                                    FNMA, 4.898% to 6.053% due 4/01/2012 to 4/01/2032                        $   92,900,000

Total Short-Term Investments (Cost--$801,345,417)                                                               801,345,417




                       Nominal Value                                               Strike      Notification
                     Covered by Options                                            Price           Date
Options Purchased--0.0%

Call Options            6,332,523   Government National Mortgage Association,
Purchased                           30-Year, 6% Adjustable Rate Mortgage(5)(6)      100        9/20/2011(5)           5,066

Total Options Purchased (Cost--$0)                                                                                    5,066

Total Investments (Cost--$3,105,944,487)--131.7%                                                              3,153,983,802


Options Written--0.0%

Put Options             6,332,523   Government National Mortgage Association,
Written                             30-Year, 6% Adjustable Rate Mortgage(5)(6)      100        9/20/2011(5)         (6,333)

Total Options Written (Premiums Received--$0)                                                                       (6,333)


Total Investments, Net of Options Written (Cost--$3,105,944,487)--131.7%                                      3,153,977,469
Unrealized Appreciation on Interest Rate Swaps--Net--0.0%                                                           269,100
Liabilities in Excess of Other Assets--(31.7%)                                                                (758,953,391)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $2,395,293,178
                                                                                                             ==============


(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 20-year, 25-year or 30-year schedule and have ten-year original maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
(4)Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturity.
(5)Represents European style options which can be exercisedonly on the notification date. These options, when combined, represent a standby purchase commitment whereby the Fund is obligated to purchase the outstanding principal amount of specific Government
National Mortgage Association, 30-year, 6.75% Adjustable Rate
Mortgage pools as of September 20, 2011. For this commitment, the Fund receives a net .12% per annum based on the nominal value covered by the options.
(6)Adjustable Rate Security. The interest rate resets annually at the one-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(7)Represents balloon mortgages that amortize on a 30-year schedule and have five-year or seven-year original maturities.
(8)Represents a mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.
(9)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchasing securities for which all specific information is not available at this time.
(10)Represents a balloon mortgage that amortizes on a 30-year schedule and has a 30-year original maturity.
(11)Represents a mortgage that amortizes on a 10-year schedule and has a 10-year original maturity.
++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
**Real Estate Mortgage Investment Conduits (REMIC).
***U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)Security was purchased with the cash proceeds from securities loans.
(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                          Net     Interest/Dividend
Affiliate                               Activity             Income

Merrill Lynch Liquidity Series, LLC
Money Market Series                   $4,785,000             $6,633
Merrill Lynch Premier
Institutional Fund                     3,915,000             $5,474


See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of February 28, 2003
Assets:         Investments, at value (including securities loaned of $8,501,760)
                (identified cost--$3,105,944,487)                                                           $ 3,153,978,736
                Options purchased, at value (cost--$0)                                                                5,066
                Cash                                                                                                 81,956
                Unrealized appreciation on interest rate swaps--net                                                 269,100
                Receivables:
                   Securities sold                                                        $   368,949,090
                   Interest                                                                    12,247,014
                   Beneficial interest sold                                                     4,936,001
                   Principal paydowns                                                           2,329,503       388,461,608
                                                                                          ---------------
                Prepaid registration fees and other assets                                                           90,950
                                                                                                            ---------------
                Total assets                                                                                  3,542,887,416
                                                                                                            ---------------

Liabilities:    Collateral on securities loaned, at value                                                         8,700,000
                Options written, at value (premiums received--$0)                                                     6,333
                Payables:
                   Securities purchased                                                     1,128,615,983
                   Beneficial interest redeemed                                                 6,434,089
                   Dividends to shareholders                                                    1,184,489
                   Distributor                                                                    846,090
                   Investment adviser                                                             827,761
                   Reorganization costs                                                            15,922     1,137,924,334
                                                                                          ---------------
                Accrued expenses and other liabilities                                                              963,571
                                                                                                            ---------------
                Total liabilities                                                                             1,147,594,238
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 2,395,293,178
                                                                                                            ===============

Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                 $     3,500,439
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       6,487,530
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       4,572,384
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       8,516,019
                Class R Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                               1
                Paid-in capital in excess of par                                                              2,461,134,585
                Accumulated investment loss--net                                          $   (1,049,161)
                Accumulated realized capital losses on investments--net                     (136,170,701)
                Unrealized appreciation on investments--net                                    48,302,082
                                                                                          ---------------
                Total accumulated losses--net                                                                  (88,917,780)
                                                                                                            ---------------
                Net assets                                                                                  $ 2,395,293,178
                                                                                                            ===============

Net Asset       Class A--Based on net assets of $363,440,104 and 35,004,389
Value:                   shares of beneficial interest outstanding                                          $         10.38
                                                                                                            ===============
                Class B--Based on net assets of $673,390,071 and 64,875,304
                         shares of beneficial interest outstanding                                          $         10.38
                                                                                                            ===============
                Class C--Based on net assets of $474,551,905 and 45,723,843
                         shares of beneficial interest outstanding                                          $         10.38
                                                                                                            ===============
                Class D--Based on net assets of $883,910,997 and 85,160,194
                         shares of beneficial interest outstanding                                          $         10.38
                                                                                                            ===============
                Class R--Based on net assets of $101.47 and 9.778
                         shares of beneficial interest outstanding                                          $         10.38
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


FINANCIAL INFORMATION (continued)
Statement of Operations for the Six Months Ended February 28, 2003
Investment      Interest                                                                                    $    46,157,124
Income:         Interest on swaps--net                                                                               28,152
                Securities lending--net                                                                              12,108
                                                                                                            ---------------
                Total income                                                                                     46,197,384
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                  $     5,185,546
                Account maintenance and distribution fees--Class B                              2,476,654
                Account maintenance and distribution fees--Class C                              1,801,029
                Account maintenance fees--Class D                                               1,058,202
                Transfer agent fees--Class D                                                      720,053
                Transfer agent fees--Class B                                                      621,136
                Transfer agent fees--Class C                                                      426,984
                Accounting services                                                               279,186
                Transfer agent fees--Class A                                                      277,025
                Custodian fees                                                                    115,156
                Registration fees                                                                  82,657
                Professional fees                                                                  70,989
                Printing and shareholder reports                                                   53,229
                Trustees' fees and expenses                                                        34,396
                Pricing fees                                                                       32,358
                Other                                                                              43,594
                                                                                          ---------------
                Total expenses                                                                                   13,278,194
                                                                                                            ---------------
                Investment income--net                                                                           32,919,190
                                                                                                            ---------------

Realized &      Realized gain on investments--net                                                                21,314,368
Unrealized      Change in unrealized appreciation/depreciation on investments--net                                8,085,609
Gain on                                                                                                     ---------------
Investments--   Total realized and unrealized gain on investments--net                                           29,399,977
Net:                                                                                                        ---------------
                Net Increase in Net Assets Resulting from Operations                                        $    62,319,167
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             February 28,        August 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations:     Investment income--net                                                    $    32,919,190   $    70,870,370
                Realized gain on investments--net                                              21,314,368        44,845,955
                Change in unrealized appreciation/depreciation on investments--net              8,085,609        10,796,050
                                                                                          ---------------   ---------------
                Net increase in net assets resulting from operations                           62,319,167       126,512,375
                                                                                          ---------------   ---------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                    (5,620,160)      (11,605,740)
                   Class B                                                                    (8,864,107)      (20,225,769)
                   Class C                                                                    (5,925,776)       (6,030,923)
                   Class D                                                                   (13,558,307)      (33,007,938)
                   Class R                                                                            (1)                --
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from dividends to shareholders          (33,968,351)      (70,870,370)
                                                                                          ---------------   ---------------

Beneficial      Net increase in net assets derived from beneficial interest
Interest        transactions                                                                  253,825,919       570,270,612
Transactions:                                                                             ---------------   ---------------

Net Assets:     Total increase in net assets                                                  282,176,735       625,912,617
                Beginning of period                                                         2,113,116,443     1,487,203,826
                                                                                          ---------------   ---------------
                End of period                                                             $ 2,395,293,178   $ 2,113,116,443
                                                                                          ===============   ===============

See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights
                                                                                      Class A
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    10.26   $     9.95   $     9.44   $     9.37   $     9.80
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .18          .46          .57          .58          .55
                Realized and unrealized gain (loss)
                on investments--net                                 .12          .31          .51          .07        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .30          .77         1.08          .65          .12
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.18)        (.46)        (.57)        (.58)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    10.38   $    10.26   $     9.95   $     9.44   $     9.37
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              2.91%++        7.91%       11.77%        7.23%        1.24%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .69%*         .72%         .75%         .75%         .70%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           3.36%*        4.53%        5.84%        6.23%        5.71%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  363,440   $  296,305   $  234,930   $  192,119   $  212,131
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              213.57%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========



                                                                                      Class B
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    10.26   $     9.95   $     9.44   $     9.36   $     9.79
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .14          .38          .50          .51          .48
                Realized and unrealized gain (loss)
                on investments--net                                 .12          .31          .51          .08        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .26          .69         1.01          .59          .05
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.14)        (.38)        (.50)        (.51)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    10.38   $    10.26   $     9.95   $     9.44   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              2.62%++        6.99%       10.91%        6.53%         .46%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.45%*        1.49%        1.52%        1.52%        1.46%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           2.59%*        3.76%        5.07%        5.47%        4.95%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  673,390   $  613,282   $  466,432   $  405,846   $  571,969
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              213.57%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                      Class C
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    10.25   $     9.95   $     9.44   $     9.36   $     9.79
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .13          .37          .49          .51          .48
                Realized and unrealized gain (loss)
                on investments--net                                 .13          .30          .51          .08        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .26          .67         1.00          .59          .05
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.13)        (.37)        (.49)        (.51)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    10.38   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              2.60%++        6.94%       10.86%        6.47%         .41%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.51%*        1.54%        1.57%        1.57%        1.51%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           2.54%*        3.40%        5.00%        5.43%        4.90%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  474,552   $  384,119   $   56,706   $   30,593   $   46,614
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              213.57%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========



                                                                                      Class D
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              Feb. 28,            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share       Net asset value, beginning of period         $    10.25   $     9.95   $     9.44   $     9.36   $     9.79
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .16          .43          .55          .56          .53
                Realized and unrealized gain (loss)
                on investments--net                                 .13          .30          .51          .08        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .29          .73         1.06          .64          .10
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.16)        (.43)        (.55)        (.56)        (.53)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    10.38   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              2.89%++        7.54%       11.49%        7.08%         .98%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .94%*         .97%        1.00%        1.00%         .95%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           3.11%*        4.30%        5.59%        5.99%        5.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  883,911   $  819,410   $  729,136   $  720,311   $  795,813
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              213.57%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

                                                                                                                  Class R

                                                                                                                  For the
The following per share data and ratios                                                                            Period
have been derived from information                                                                              January 3,
provided in the financial statements.                                                                            2003++ to
                                                                                                                February 28,
Increase (Decrease) in Net Asset Value:                                                                            2003
Per Share           Net asset value, beginning of period                                                         $    10.31
Operating                                                                                                        ----------
Performance:        Investment income--net                                                                              .06
                    Realized and unrealized gain on investments--net                                                    .07
                                                                                                                 ----------
                    Total from investment operations                                                                    .13
                                                                                                                 ----------
                    Less dividends from investment income--net                                                        (.06)
                                                                                                                 ----------
                    Net asset value, end of period                                                               $    10.38
                                                                                                                 ==========

Total               Based on net asset value per share                                                             1.26%+++
Investment                                                                                                       ==========
Return:**

Ratios to           Expenses                                                                                         1.18%*
Average                                                                                                          ==========
Net Assets:         Investment income--net                                                                           2.89%*
                                                                                                                 ==========

Supplemental        Net assets, end of period (in thousands)                                                     $   --++++
Data:                                                                                                            ==========
                    Portfolio turnover                                                                              213.57%
                                                                                                                 ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Amount is less than $1,000.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers five classes of shares. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C, Class D and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


* Futures contracts--The Fund may purchase or sell financial futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate swaps--The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


(i) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of February 28, 2003, no dollar rolls were in effect.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:       Rate

Not exceeding $500 million                         .500%
In excess of $500 million but not
exceeding $1 billion                               .475%
In excess of $1 billion but not
exceeding $1.5 billion                             .450%
In excess of $1.5 billion but not
exceeding $2 billion                               .425%
In excess of $2 billion but not
exceeding $2.5 billion                             .400%
In excess of $2.5 billion but not
exceeding $3.5 billion                             .375%
In excess of $3.5 billion but not
exceeding $5 billion                               .350%
In excess of $5 billion but not
exceeding $6.5 billion                             .325%
Exceeding $6.5 billion                             .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account         Distribution
                           Maintenance Fee          Fee

Class B                          .25%              .50%
Class C                          .25%              .55%
Class D                          .25%                --
Class R                          .25%              .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C, Class D and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 28, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                     FAMD        MLPF&S

Class A                             $     5      $    79
Class D                             $10,022      $92,134


For the six months ended February 28, 2003, MLPF&S received contingent deferred sales charges of $750,061 and $239,573 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended February 28, 2003, MLIM, LLC received $5,246 in securities lending agent fees.



Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2003, the Fund reimbursed FAM $24,749 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $5,114,924,618 and $4,721,189,378, respectively.

Net realized gains for the six months ended February 28, 2003 and net unrealized gains (losses) as of February 28, 2003 were as follows:


                                       Realized        Unrealized
                                        Gains        Gains (Losses)

Long-term investments             $   20,974,082     $   48,034,249
Short-term investments                     5,055                 --
Options purchased                             --              5,066
Options written                          281,250            (6,333)
Interest rate swaps                           --            269,100
Financial futures contracts               53,981                 --
                                  --------------     --------------
Total                             $   21,314,368     $   48,302,082
                                  ==============     ==============


As of February 28, 2003, net unrealized appreciation for Federal income tax purposes aggregated $47,281,240, of which $54,072,247 related to appreciated securities and $6,791,007 related to depreciated securities. The aggregate cost of investments, including options, at February 28, 2003 for Federal income tax purposes was $3,097,996,229.

The Fund has entered into the following interest rate swap as of February 28, 2003:


                                 Receive
Notional                                                Termination
Amount                      Rate           Type                Date

$30,000,000                 N/A            N/A       March 31, 2003



                                   Pay
Notional                                                Termination
Amount                      Rate           Type                Date

$30,000,000               1.0875%       Variable*    March 31, 2003


*The Fund pays one-month LIBOR, minus .25%, reset and payable monthly, on the notional amount.



Transactions in options written for the six months ended February
28, 2003 were as follows:


                                    Nominal Value
                                      Covered by         Premiums
Put Options Written                    Options           Received

Outstanding put options
written, beginning of period           8,333,851     $           --
Options sold                          30,000,000            281,250
Options expired                     (32,001,328)          (281,250)
                                  --------------     --------------
Outstanding put options
written, end of period                 6,332,523     $           --
                                  ==============     ==============


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $253,825,919 and $570,270,612 for the six months ended February 28, 2003 and the year ended August 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           11,564,568     $  119,160,598
Shares issued to shareholders
in reinvestment of dividends              42,960            442,423
Shares resulting from
reorganization                           519,193          5,310,013
                                  --------------     --------------
Total issued                          12,126,721        124,913,034
Shares redeemed                      (6,008,021)       (61,911,438)
                                  --------------     --------------
Net increase                           6,118,700     $   63,001,596
                                  ==============     ==============




Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)



Class A Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           17,379,563     $  174,841,269
Shares issued to shareholders
in reinvestment of dividends             112,848          1,130,075
                                  --------------     --------------
Total issued                          17,492,411        175,971,344
Shares redeemed                     (12,214,134)      (122,560,322)
                                  --------------     --------------
Net increase                           5,278,277     $   53,411,022
                                  ==============     ==============



Class B Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           11,837,221     $  121,910,342
Shares issued to shareholders
in reinvestment of dividends             624,369          6,428,311
Shares resulting from
reorganization                         4,826,184         49,346,327
                                  --------------     --------------
Total issued                          17,287,774        177,684,980
Automatic conversion of shares       (2,084,484)       (21,455,656)
Shares redeemed                     (10,130,749)      (104,326,046)
                                  --------------     --------------
Net increase                           5,072,541     $   51,903,278
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           31,093,475     $  312,870,794
Shares issued to shareholders
in reinvestment of dividends           1,334,120         13,361,729
                                  --------------     --------------
Total issued                          32,427,595        326,232,523
Automatic conversion of shares       (4,242,478)       (42,579,446)
Shares redeemed                     (15,266,335)      (153,149,838)
                                  --------------     --------------
Net increase                          12,918,782     $  130,503,239
                                  ==============     ==============



Class C Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           11,527,063     $  118,648,475
Shares issued to shareholders
in reinvestment of dividends             416,873          4,291,722
Shares resulting from
reorganization                         2,032,979         20,784,497
                                  --------------     --------------
Total issued                          13,976,915        143,724,694
Shares redeemed                      (5,713,353)       (58,827,837)
                                  --------------     --------------
Net increase                           8,263,562     $   84,896,857
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           36,241,942     $  365,105,905
Shares issued to shareholders
in reinvestment of dividends             396,331          3,980,543
                                  --------------     --------------
Total issued                          36,638,273        369,086,448
Shares redeemed                      (4,878,224)       (49,036,615)
                                  --------------     --------------
Net increase                          31,760,049     $  320,049,833
                                  ==============     ==============



Class D Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                           13,212,532     $  136,105,141
Automatic conversion of shares         2,084,723         21,455,656
Shares issued to shareholders
in reinvestment of dividends             539,079          5,551,497
Shares resulting from
reorganization                           596,152          6,095,331
                                  --------------     --------------
Total issued                          16,432,486        169,207,625
Shares redeemed                     (11,177,100)      (115,183,538)
                                  --------------     --------------
Net increase                           5,255,386     $   54,024,087
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                           20,212,614     $  202,939,375
Automatic conversion of shares         4,242,478         42,579,446
Shares issued to shareholders
in reinvestment of dividends           1,401,211         14,032,640
                                  --------------     --------------
Total issued                          25,856,303        259,551,461
Shares redeemed                     (19,239,653)      (193,244,943)
                                  --------------     --------------
Net increase                           6,616,650     $   66,306,518
                                  ==============     ==============



Class R Shares for the Period
January 3, 2003++                                         Dollar
to February 28, 2003                     Shares           Amount

Shares sold                                   10     $          100
Shares issued to shareholders
in reinvestment of dividends                 --*                  1
                                  --------------     --------------
Net increase                                  10     $          101
                                  ==============     ==============

++Commencement of operations.
*Amount is less than one share.




Merrill Lynch U.S. Government Mortgage Fund, February 28, 2003


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended February 28, 2003.


6. Capital Loss Carryforward:
On August 31, 2002, the Fund had a net capital loss carryforward of $155,374,017, of which $130,178,664 expires in 2003, $16,732,658 expires in 2004, $4,697,041 expires in 2008 and $3,765,654 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Acquisition of Mercury U.S. Government Securities Fund:
On October 21, 2002, the Fund acquired all of the net assets of Mercury U.S. Government Securities Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 7,632,157 shares of common stock of Mercury U.S. Government Securities Fund for 7,794,508 shares of common stock of the Fund. Mercury U.S. Government Securities Fund's net assets on that date of $81,536,168, including $2,022,330 of net unrealized appreciation and $331,332 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $2,283,359,445.




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Frank Viola, Vice President
Teresa L. Giacino, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary



Melvin R. Seiden, Trustee of Merrill Lynch U.S. Government Mortgage Fund, has recently retired. The Fund's Board of Trustees wishes
Mr. Seiden well in his retirement.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch U.S. Government Mortgage Fund

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund

Date: April 21, 2003

By:    /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Mortgage Fund

Date: April 21, 2003